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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2000


                          Concord Communications, Inc.
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Massachusetts                   0-23067                  04-2710876
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)           Identification No.)


600 Nickerson Road, Marlboro, Massachusetts                        01752
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646






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ITEM 5.  OTHER EVENTS.

      This Current Report on Form 8-K of Concord Communications, Inc. (the "Company") is being filed to disclose (a) the audited consolidated balance sheets of the Company as of December 31, 1999 and 1998 and the related audited consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1999, 1998 and 1997, with accompanying notes, and (b) management's discussion and analysis of financial condition and results of operations relating to such financial statements.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      EXHIBITS.
      ---------

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------
         99.1           The following audited financial statements of Concord
                        Communications, Inc.:

                        Independent Auditors' Report

                        Consolidated Balance Sheets as of December 31, 1999 and 1998

                        Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

                        Consolidated Statements of Stockholders' Equity for the years ended December 31, 1999, 1998 and 1997

                        Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

                        Notes to the Consolidated Financial Statements

         99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONCORD COMMUNICATIONS, INC.



Dated:  February 28, 2000
                                      By:  /s/ Gary E. Haroian
                                      ------------------------------------------
                                      Gary E. Haroian
                                      Senior Vice President, Finance and
                                      Administration, Chief Financial Officer,
                                      Clerk and Treasurer



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                                  EXHIBIT INDEX

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

         99.1 The following audited financial statements of Concord Communications, Inc.:

                        Independent Auditors' Report

                        Consolidated Balance Sheets as of December 31, 1999 and 1998

                        Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

                        Consolidated Statements of Stockholders' Equity for the years ended December 31, 1999, 1998 and 1997

                        Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

                        Notes to the Consolidated Financial Statements

         99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations